UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

STABLE ROAD ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Abbot Kinney Blvd.
Venice, California	90291
(Address of principal executive offices)	(Zip Code)

(833) 478-2253

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	SRACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SRAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SRACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of th

Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 6, 2021, Stable Road Acquisition Corp. (the “Company”) convened its 2021 special meeting in lieu of an annual meeting of stockholders (the “Special Meeting”) virtually, which was adjourned to May 13, 2021 solely with respect to the voting on the proposal to extend the date by which the Company must complete its initial business combination from May 13, 2021 to August 13, 2021 (the “Extension Amendment Proposal”). A total of 16,960,314 shares of the Company’s Class A common stock and Class B common stock, or 76.71% of the Company’s outstanding stock as of March 22, 2021, the record date for the Special Meeting, were represented virtually or by proxy at the Special Meeting.

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Special Meeting on May 6, 2021.

The Director Election Proposal — Approval to re-elect one director to serve as a Class I director on the Company’s board of directors, with such director to serve until the 2024 annual meeting of stockholders or until his successor is elected qualified, or until such director’s earlier death, resignation, retirement or removal. The stockholders approved the proposal to to re-elect one director to serve as a Class I director on the Company’s board of directors, with such director to serve until the 2024 annual meeting of stockholders or until his successor is elected qualified, or until such director’s earlier death, resignation, retirement or removal. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
12,572,178	560,770	144,346	3,683,020

The Independent Accounting Firm Proposal — Approval to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ended December 31, 2021. The stockholders approved the proposal to ratify the appointment of Withum as the Company’s independent registered public accounting firm for the year ended December 31, 2021. The voting results were as follows:

Votes For	Votes Against	Abstentions
16,611,277	90,357	258,680

The Adjournment Proposal — Approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. The stockholders approved the proposal to adjourn the Special Meeting to a later date if there had been insufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal. The voting results were as follows:

Votes For	Votes Against	Abstentions
16,631,150	186,189	142,975

Adjournment with Respect to the Extension Amendment Proposal

The Special Meeting was adjourned to May 13, 2021 solely with respect to the Extension Amendment Proposal in order to provide additional time for stockholders to consider and vote on such proposal. The Special Meeting will reconvene at 11:00 a.m. Eastern time on May 13, 2021, virtually at https://www.cstproxy.com/stableroadacquisitioncorp/sm2021.

As of the Special Meeting, the preliminary voting results for the Extension Amendment Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
13,007,942	207,492	61,860	3,683,020

As of the Special Meeting, 58.84% of the outstanding shares of Class A common stock and Class B common stock (voting as a single class) had voted in favor of the Extension Amendment Proposal. Approval of the Extension Amendment Proposal requires the affirmative vote of at least 65% of the outstanding shares of Class A common stock and Class B common stock (voting as a single class).

These results for the Extension Amendment Proposal are preliminary and remain subject to change until the Special Meeting reconvenes on May 13, 2021.

In addition, 8,437 shares of common stock purchased in the Company’s initial public offering had validly requested redemption at the time of the Special Meeting. The final number of shares redeemed will be confirmed by the actual number of shares tendered to, and not withdrawn from, the Company’s transfer agent.

Item 8.01	Other Events.

On May 6, 2021, the Company issued a press release (the “Press Release”) announcing that the Special Meeting, originally scheduled for 11:00 a.m. Eastern time on May 6, 2021, was adjourned to provide additional time for stockholders to vote on the Extension Amendment Proposal. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Disclaimer

This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional Information About the Transactions

In connection with the Special Meeting, Stable Road Acquisition Corp. (“Stable Road”) has filed with the SEC and sent to its stockholders a definitive proxy statement. STABLE ROAD’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, IN CONNECTION WITH STABLE ROAD’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO APPROVE THE EXTENSION AMENDMENT PROPOSAL AND THE OTHER PROPOSALS SET FORTH THEREIN, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING. The definitive proxy statement has been mailed to Stable Road’s stockholders as of the record date for the Special Meeting. Stable Road’s stockholders can also obtain copies of the definitive proxy statement, and all other relevant documents filed or that will be filed with the SEC in connection with the Special Meeting, without charge, at the SEC’s website at http://www.sec.gov or by directing a request to: Stable Road Capital LLC, James Norris, CPA, Chief Financial Officer, 1345 Abbot Kinney Blvd., Venice, CA 90291; Tel: 310-956-4919; james@stableroadcapital.com.

In connection with the proposed transaction contemplated by the merger agreement between Stable Road and Momentus (the “Proposed Transaction”), Stable Road has filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) that includes a proxy statement of Stable Road, a consent solicitation statement of Momentus and prospectus of Stable Road, and each party will file other documents with the SEC regarding the Proposed Transaction. The Registration Statement has not been declared effective by the SEC. A definitive proxy statement/consent solicitation statement/prospectus and other relevant documents will be sent to the stockholders of Stable Road and Momentus, seeking any required stockholder approval, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. STABLE ROAD’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS WHICH FORMS A PART OF THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, AND THE EFFECTIVE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/CONSENT SOLICITATION/PROSPECTUS IN CONNECTION WITH STABLE ROAD’S SOLICITATION OF PROXIES FOR STABLE ROAD’S SPECIAL MEETING OF STOCKHOLDERS TO APPROVE THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT (THE “PROPOSED TRANSACTION SPECIAL MEETING”), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When available, the definitive proxy statement/consent solicitation statement/prospectus will be mailed to Stable Road’s stockholders as of a record date to be established for voting on the Proposed Transaction and the other matters to be voted upon at the Proposed Transaction Special Meeting. Stable Road’s stockholders will also be able to obtain copies of the proxy statement/consent solicitation statement/prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transaction, without charge, once available, at the SEC’s website at http://www.sec.gov or by directing a request to: Stable Road Capital LLC, James Norris, CPA, Chief Financial Officer, 1345 Abbot Kinney Blvd., Venice, CA 90291; Tel: 310-956-4919; james@stableroadcapital.com.

Participants in the Solicitation

Stable Road, Momentus and certain of their respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of Stable Road’s stockholders in connection with the Special Meeting and/or the Proposed Transaction. STABLE ROAD’S STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF STABLE ROAD IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020, WHICH WAS FILED WITH THE SEC ON MARCH 8, 2021. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO STABLE ROAD’S STOCKHOLDERS IN CONNECTION WITH THE (A) SPECIAL MEETING IS SET FORTH IN THE DEFINITIVE PROXY STATEMENT THAT STABLE ROAD HAS FILED FOR THE SPECIAL MEETING AND/OR (B) THE PROPOSED TRANSACTION AND OTHER MATTERS TO BE VOTED AT THE PROPOSED TRANSACTION SPECIAL MEETING WILL BE SET FORTH IN THE REGISTRATION STATEMENT FOR THE PROPOSED TRANSACTION WHEN AVAILABLE. Additional information regarding the interests of participants in the solicitation of proxies in connection with the (1) Special Meeting is included in the definitive proxy statement that Stable Road has filed with the SEC for the Special Meeting and/or (2) the Proposed Transaction is included in the Registration Statement that Stable Road has filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 6, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STABLE ROAD ACQUISITION CORP.

Dated: May 6, 2021	By:	/s/ Brian Kabot
Brian Kabot Chief Executive Officer

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